                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JUNE 10, 2003

                                  NETGURU, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-28560                     22-2356861
          --------                   -------                     ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (714) 974-2500

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

              Exh. No.             Description
              --------             -----------

                99.1          Press Release dated June 10, 2003

ITEM 9.  REGULATION FD DISCLOSURE - INFORMATION BEING PROVIDED UNDER ITEM 12.

     The following information is being provided under Item 12 of Form 8-K:

     netGuru Announces Fourth Quarter and Fiscal Year-End Results
     ------------------------------------------------------------

         On June 10, 2003, netGuru, Inc. (the "Company) issued a press release relating to its results for the fourth quarter and year ended March 31, 2003. The full text of the press release is attached as Exhibit 99.1 and incorporated by reference into this Form 8-K. On June 10, 2003, the Company also held a conference call relating to the press release.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 10, 2003                   NETGURU, INC.

                                       By: /s/ BRUCE NELSON
                                           -------------------------------------
                                           Bruce Nelson, Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

        Exh. No.              Description
        --------              -----------

          99.1        Press Release dated June 10, 2003